As filed with the Securities and Exchange Commission on July 28, 2010

1933 Act Registration No. 33-37971

1940 Act Registration No. 811-6223

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No:	☐
Post-Effective Amendment No: 30	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No: 31

LEGG MASON TAX-FREE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

100 International Drive

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (410) 539-0000

Name and address of agent for service:	Copy to:
RICHARD M. WACHTERMAN, ESQ.	ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC	K&L Gates LLP
100 International Drive	1601 K Street, N.W.
Baltimore, Maryland 21202	Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)

☒	on, July 29, 2010 pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(i)

☐	on, pursuant to Rule 485(a)(i)

☐	75 days after filing pursuant to Rule 485(a)(ii)

☐	on, pursuant to Rule 485(a)(ii)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Legg Mason Tax-Free Income Fund

Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Part A - Class A, Class C, Class FI, and Class I Prospectus

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Part B - Statement of Additional Information

Class A, Class C, Class FI, and Class I Shares

Part C - Other Information

Signature Page

Exhibits

July 31, 2010

Prospectus

Legg Mason Investment Counsel

Maryland Tax-Free Income Trust

Class : Ticker Symbol

A	: LMMDX
C	: LMMCX
FI
I	: LMMIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

A high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 14 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 26 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None
Redemption fee (as a percentage of amount of shares redeemed or exchanged within 60 days of purchase)	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class I
Management fees	0.55	0.55	0.55	0.55
Distribution and/or service (12b-1) fees	0.15	0.70	0.25[1]	None
Other expenses	0.19	0.27	0.55[2]	0.35
Total annual fund operating expenses	0.89	1.52	1.35	0.90
Fees forgone and/or expenses reimbursed	(0.19)	(0.27)	(0.55)	(0.45)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[3]	0.70	1.25	0.80	0.45

[1]

The 12b-1 fee shown in the table reflects the amount at which the Board of Trustees (the “Board”) has currently limited payments under the fund’s Class FI Distribution Plan. Pursuant to the Distribution Plan, the Board may authorize payment of up to 0.40% of the fund’s Class FI shares’ average net assets without shareholder approval.

[2]	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.70%, 1.25%, 0.80% and 0.45% for Class A, C, FI and I shares, respectively. These arrangements cannot be terminated prior to December 31, 2011 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	493	680	882	1,467
Class C (with redemption at end of period)	227	455	807	1,799
Class C (without redemption at end of period)	127	455	807	1,799
Class FI (with or without redemption at end of period)	82	373	687	1,576
Class I (with or without redemption at end of period)	46	242	454	1,065

2	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a tax preference item for the purpose of the alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. The adviser anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate-term to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser’s market outlook, the average maturity may be somewhat longer or shorter than this. The tax consequences of trading activity are always considered.

The fund may take temporary defensive and cash management positions; in such a case, the fund may not be pursuing its principal investment strategies and may not achieve its investment objective.

Certain risks

There is no assurance that the fund will meet its investment objective.

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	3

Certain risks cont’d

Risks associated with focusing on investments in Maryland municipal securities. The fund focuses its investments on Maryland municipal securities and may be affected significantly by adverse economic, political developments or other events affecting Maryland obligors.

Other risks of municipal securities. The ability of an issuer of municipal securities to meet its obligations may be affected by several factors including substantial deficits and/or decreased revenues in state and local governments and actions by the federal government, such as changes to the federal budget or tax code. Many jurisdictions depend on taxes, including real estate taxes, and may face significant revenue shortfalls in the current economic climate, an effect that may last for several years. In addition, some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments.

Sector focus risk. The fund may focus a significant portion of its investments in a single sector of the municipal securities market. In doing so, the fund is more susceptible to factors adversely affecting that sector than would be a fund not following this practice. In addition, the fund may invest in securities issued by hospitals and other healthcare providers. Recent pressure to reduce expenses and to limit lengths of stay may adversely affect the financial health of some hospitals.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will decline.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in this Prospectus or in the SAI.

4	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark.

No performance information is presented for Class C shares because Class C shares were outstanding for less than a full calendar year as of December 31, 2009. In addition, Class FI shares have not yet commenced operations as of the date of this prospectus. The returns for Class C and Class FI shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those changes were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 03/31/2009): 7.17 Worst quarter (ended 12/31/2008): (2.72) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2010, was 1.51

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	11.30	3.08	4.83
Return after taxes on distributions	11.30	3.07	4.82
Return after taxes on distributions and sale of fund shares	8.85	3.21	4.77

Other Classes (Return before taxes only)
Class I1	16.56	N/A	N/A	7.22	07/30/08
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91	4.32	5.75

[1]	For the period July 30, 2008 (commencement of operations) to December 31, 2009, the average annual return of the Barclays Capital Municipal Bond Index was 6.85%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	5

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Investment Counsel, LLC

Portfolio manager: R. Scott Pierce, CFA, is Portfolio Manager of the fund and has had primary responsibility for the day-to-day management of the fund since April 2007.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1 million/None	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal and Maryland state personal income taxes. A portion the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

More on the fund’s investment strategies, investments and risks

Legg Mason Investment Counsel Maryland Tax-Free Income Trust was formerly known as Legg Mason Maryland Tax-Free Income Trust. The fund’s investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

Investment grade securities

Investment grade securities are those rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, deemed by the adviser to be of comparable quality.

Duration

The adviser establishes a duration target for the fund based on the adviser’s investment outlook. This outlook is determined by the adviser’s analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser’s outlook.

Duration is a measure of a bond or fixed-income portfolio’s sensitivity to changes in interest rates. Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security.

Selection process

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings.

Selling discipline

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

Cash management and defensive investing

For temporary defensive purposes, when, in the adviser’s opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes.

* * *

The fund’s investment objective and principal investment strategies are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. The fund may not change its policy to invest at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a tax preference item for the purpose of the alternative minimum tax, without approval from fund shareholders. For purposes of this 80% policy, net assets include borrowings for investment purposes, if any.

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a particular security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have recently experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	7

More on the fund’s investment strategies, investments and risks cont’d many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. This environment could make identifying investment risks and opportunities using past models of the interplay of market forces especially difficult for the portfolio manager. These market conditions may continue or get worse and it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. The value of a particular security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls and when interest rates decline, the rates of interest income generated by the fund’s fixed income investments may decline. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and interest rates of different countries), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security, but mean that declines in market prices and interest rates are reflected more quickly in the fund’s holdings than they would be if the fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Risks associated with focusing on investments in Maryland municipal securities. The fund focuses its investments on Maryland municipal securities and may be affected significantly by adverse economic, political developments or other events affecting Maryland obligors.

Other risks of municipal securities. The ability of an issuer of municipal securities to meet its obligations may be affected by several factors including substantial deficits and/or decreased revenues in state and local governments and actions by the federal government, such as changes to the federal budget or tax code. Many jurisdictions depend on taxes, including real estate taxes, and may face significant revenue shortfalls in the current economic climate, an effect that may last for several years. In addition, some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

Sector focus risk. The fund may focus a significant portion of its investments in a single sector of the municipal securities market. In doing so, the fund is more susceptible to factors adversely affecting that sector than would be a fund not following this practice. In addition, the fund may invest in securities issued by hospitals and other healthcare providers. Recent pressure to reduce expenses and to limit lengths of stay may adversely affect the financial health of some hospitals.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these

8	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations.

The fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective. Although the adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	9

More on the fund’s investment strategies, investments and risks cont’d

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end.

More on management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2010, LMPFA’s total assets under management were approximately $189.5 billion.

LMPFA has entered into a sub-advisory agreement with Legg Mason Investment Counsel, LLC (“LMIC”), 100 International Drive, Baltimore, Maryland 21202, to provide investment advisory services to the fund. As investment adviser, LMIC provides investment management services to the fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMIC acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $6.4 billion as of March 31, 2010. LMPFA, not the fund, pays LMIC for providing advisory services to the fund.

LMIS, LMPFA and LMIC are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”), a financial services holding company.

Portfolio manager

R. Scott Pierce, CFA, is portfolio manager of the fund and has had primary responsibility for the day-to-day management of the fund since April 2007. From August 2001 to March 2007, Mr. Pierce co-managed the fund. Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

The fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Management fee

For its services during the fiscal year ended March 31, 2010, the fund paid LMPFA 0.30% of its average daily net assets (net of any fee waivers and/or reimbursements).

A discussion regarding the basis for the Board’s approval of the continuation of the investment management agreement with LMPFA and the sub-advisory agreement with LMIC is available in the fund’s annual report to shareholders for the year ending March 31, 2010.

10	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 0.70%, 1.25%, 0.80% and 0.45% for Class A, C, FI and I shares, respectively. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted plans under Rule 12b-1 with respect to its Class A, Class C and Class FI shares that allow it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Class A shares under the plan, the fund pays LMIS an annual service fee equal to 0.15% of the fund’s average daily net assets attributable to Class A shares.

For Class C shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.45%, and an annual service fee equal to 0.25%, of the fund’s average daily net assets attributable to Class C shares.

For Class FI shares, under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.15%, and an annual service fee in an amount up to 0.25%, of the fund’s average daily net assets attributable to Class FI shares. The Board has currently limited payments under the plan to an annual service fee equal to 0.25% of the fund’s average daily net assets attributable to Class FI shares.

In addition, the distributor, the manager, the subadviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager and the subadviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the subadviser, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	11

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class C, Class FI and Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents (defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to make fund shares available to their clients (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

12	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class I shares or, if you plan to purchase shares through the fund, contact Institutional Shareholder Services. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to institutional investors and clients of financial intermediaries	None	None	Up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional investors • Generally lower expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent, Funds Investor Services or Institutional Shareholder Services about the funds available for exchange.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	13

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent (“broker/dealer commission”). For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment ($)	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than 100,000	4.25	4.44	4.00
100,000 but less than 250,000	3.50	3.63	3.00
250,000 but less than 500,000	2.50	2.56	2.00
500,000 but less than 750,000	2.00	2.04	1.60
750,000 but less than 1 million	1.50	1.52	1.20
1 million or more[1]	0.00	0.00	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services for additional information.

14	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services, consult the SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	15

Sales charges cont’d

Service Agents currently receive an annual service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them. The Board may authorize an annual distribution and/or service fee of up to 0.40% of the fund’s Class FI shares average net assets without shareholder approval.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class I shares are not subject to any distribution or service fees.

16	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services, consult the SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, select “Fixed Income” and click on the name of the fund in the dropdown menu.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	17

Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class FI and Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI Shares

Class FI shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries.

Class I Shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. In addition, the following persons are eligible to purchase Class I shares of the fund: 1) current employees of the fund’s manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other Considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

18	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Buying shares

You can open an account by contacting your Service Agent. To open an account directly with the fund call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or visit www.leggmason.com/individualinvestors for an account application.

Through Your Service Agent
Your Service Agent can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Service Agent may be subject to transaction fees or other purchase conditions as set by your Service Agent. You should consult your Service Agent’s program literature for further information.
Directly With The Fund
Mail

Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund and share class you want to buy and your account number.

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

Telephone or wire (Class A and Class C shares)

Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Wire transfers (Class FI and Class I shares)

Wire federal funds to State Street Bank and Trust Company, the fund’s custodian. Before wiring federal funds, you must first telephone Institutional Shareholder Services at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Internet or Telefund (Class A and Class C shares)	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
Contributions of eligible securities (Class FI and Class I shares)

Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact Institutional Shareholder Services at
1-888-425-6432 for instructions.

Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund’s adviser or the fund.

Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See “Share price” below.)

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	19

Buying shares cont’d

Future First® systematic investment plan (Class A and Class C shares)	Contact the fund to enroll in Legg Mason’s Future First® Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase fund shares.

Additional information about purchases

The fund must receive your purchase order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. (Eastern time) to receive that day’s price. Orders received after the close of the NYSE will be processed at the fund’s net asset value as of the close of the NYSE on the next day the NYSE is open. Orders received by your Service Agent before the close of regular trading on the NYSE, will be processed at the net asset value determined on the day the order was received by the Service Agent. Certain Service Agents may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Service Agent could be held liable for resulting fees or losses. If you invest in the fund through a Service Agent, it is your Service Agent’s responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

The fund will not accept cash, money orders, traveler’s checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund’s distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see “More on management–Distribution” above.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions––Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

20	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

• Remember that an exchange is normally a taxable transaction

• Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the NYSE is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	21

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

22	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Redeeming shares

Through Your Service Agent
Your Service Agent can redeem shares of the fund on your behalf. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent. You should consult your Service Agent’s program literature for further information.
Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor’s account number; 2) the investor’s name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemption requests may require a Medallion signature guarantee. (See “Other things to know about transactions – Medallion signature guarantees.”)

Telephone (Class A and Class C shares)	Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your account number.
Internet or TeleFund (Class A and Class C shares)	Redeem shares through the internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).
Mail

Send a letter to the fund requesting redemption of your shares to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

The letter should be signed by each owner of the account exactly as the account is registered.

Fax (Class FI and Class I shares)	Fax a request for redemption to the fund at 1-816-218-0462.

Additional information about redemptions

The fund must receive your redemption order in good order before the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time) to receive that day’s price. However, orders received by your Service Agent by the close of regular trading on the NYSE, will be effected at the net asset value determined on the day the order was received by your Service Agent. If you hold your shares through a Service Agent, it is your Service Agent’s responsibility to transmit your order to the fund in a timely manner.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	23

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed plus any applicable service charge

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with the distributor or its affiliates.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described above under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

24	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason Fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your fund or your Service Agent, as applicable. In such case, you will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	25

Other things to know about transactions cont’d

fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the funds’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers or broker/dealers, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds have also adopted policies and procedures to prevent the selective release of information about the funds’ holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the

26	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the funds will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The funds reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Confirmations and account statements

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the fund’s transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Systematic withdrawal plan

Class A and Class C shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charge). Certain Class FI and Class I shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Institutional Shareholder Services at 1-888-425-6432 to determine their account’s eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Mailing of shareholder communications

If two or more members of your household are shareholders in any fund distributed by LMIS, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

Class A and Class C Shareholders	Call 1-800-822-5544 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.
Class FI and Class I Shareholders	Call 1-888-425-6432 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	27

Dividends, distributions and taxes

Dividends and distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will begin to earn dividends on the settlement date of purchase.

Dividends from the excess of net short-term capital gain over net long-term capital loss, and distributions of substantially all of the fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax. There is no assurance that the fund will realize any capital gain in a given year.

Contact your Service Agent to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

•

your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends)

•

Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends)

•	to change your election, you must notify the fund at least ten days before the next distribution is to be paid

•

if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks

Taxes

The following discussion is very general and does not address investors subject to special rules. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The fund will be able to pay “exempt-interest” dividends if at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes. Exempt-interest dividends will be excludable from a shareholder’s gross income for federal income tax purposes; however, the amount of those dividends must be reported on the recipient’s federal income tax return.

Fund dividends (other than exempt-interest dividends) and other distributions are taxable to investors whether received in cash or reinvested in additional shares of the fund. Dividends from the fund’s investment company taxable income (which includes taxable net investment income and the excess of net short-term capital gain over net long-term capital loss) are taxable as ordinary income. Distributions of the fund’s net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Generally, distributions paid by the fund to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. Government obligations also are exempt from those taxes.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

28	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

As required by law, the fund will withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all taxable dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	29

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines

30	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	31

Financial highlights

The financial highlights tables are intended to help you understand the fund’s financial performance for the past five years or since inception of the Class. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Except where indicated, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Class A and Class C shares or 1-888-425-6432 for holders of Class FI and Class I shares. Class FI of the fund has not yet commenced operations as of the date of this Prospectus, and therefore has no financial highlights to report.

Class A Shares	2010[1]	2009[1]	2008[1]	2007[1]	2006
Net asset value, beginning of year	$15.58	$15.89	$16.28	$16.25	$16.40
Income (loss) from operations:
Net investment income	0.63	0.68	0.67	0.68	0.67
Net realized and unrealized gain (loss)	0.92	(0.31)	(0.39)	0.06	(0.15)
Total income from operations	1.55	0.37	0.28	0.74	0.52
Less distributions from:
Net investment income	(0.63)	(0.68)	(0.67)	(0.68)	(0.67)
Net realized gains	—	—	(0.00) [2]	(0.03)	(0.00) [2]
Total distributions	(0.63)	(0.68)	(0.67)	(0.71)	(0.67)
Net asset value, end of year	$16.50	$15.58	$15.89	$16.28	$16.25
Total return[3]	10.08%	2.46%	1.76%	4.64%	3.22%
Net assets, end of year (000s)	$168,589	$145,672	$149,392	$144,559	$145,845
Ratios to average net assets:
Gross expenses	0.89%	1.03%	0.96%	0.97%	0.97%
Net expenses[4,5]	0.65 [6]	0.70	0.70	0.70	0.70
Net investment income	3.88	4.40	4.15	4.16	4.10
Portfolio turnover rate	6%	8%	6%	9%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.70% until December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

32	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Class C Shares[1]	2010	2009[2]
Net asset value, beginning of year	$15.58	$15.59
Income from operations:
Net investment income	0.52	0.07
Net realized and unrealized gain	0.94	0.01
Total income from operations	1.46	0.08
Less distributions from:
Net investment income	(0.54)	(0.09)
Total distributions	(0.54)	(0.09)
Net asset value, end of year	$16.50	$15.58
Total return[3]	9.44%	0.53%
Net assets, end of year (000s)	$21,000	$1,965
Ratios to average net assets:
Gross expenses	1.52%	1.99%[4]
Net expenses[5,6]	1.20 [7]	1.17 [4]
Net investment income	3.22	3.51 [4]
Portfolio turnover rate	6%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (inception date) to March 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.25% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	33

Financial highlights cont’d

Class I Shares[1,2]	2010	2009[3]
Net asset value, beginning of year	$15.58	$15.83
Income (loss) from operations:
Net investment income	0.66	0.47
Net realized and unrealized gain (loss)	0.94	(0.24)
Total income from operations	1.60	0.23
Less distributions from:
Net investment income	(0.67)	(0.48)
Total distributions	(0.67)	(0.48)
Net asset value, end of year	$16.51	$15.58
Total return[4]	10.38%	1.58%
Net assets, end of year (000s)	$8,221	$3,296
Ratios to average net assets:
Gross expenses	0.90%	1.22%[5]
Net expenses[6,7]	0.45 [8]	0.45 [5]
Net investment income	4.04	4.72 [5]
Portfolio turnover rate	6%	8%

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period July 30, 2008 (inception date) to March 31, 2009.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.45% until December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

34	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Investment

Counsel Maryland Tax-Free Income Trust

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 100 International Drive, Baltimore, Maryland 21202.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file number 811-6223)

LMF-038ST 07/10

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Class A, Class C, Class FI and Class I Shares

Class	Ticker Symbol
A	LMMDX
C	LMMCX
FI
I	LMMIX

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2010

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the fund’s Prospectus dated July 31, 2010, which has been filed with the U.S. Securities and Exchange Commission (“SEC”). The fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund’s annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the fund’s distributor, Legg Mason Investor Services, LLC (“LMIS”), by calling 1-800-822-5544 (Class A and Class C shares) or 1-888-425-6432 (Class FI and Class I shares) or by visiting our website at www.leggmason.com/individualinvestors.

Legg Mason Investor Services, LLC

55 Water Street

New York, New York 10041

1-800-822-5544

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

DESCRIPTION OF THE FUND

Legg Mason Tax-Free Income Fund (“Trust”) is a non-diversified open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. Legg Mason Investment Counsel Maryland Tax-Free Income Trust (“Maryland Tax-Free” or the “fund”) is a series of the Trust. Effective October 5, 2009, the Board of Trustees of the Trust (the “Board”) changed the fund’s name from Legg Mason Maryland Tax-Free Income Trust to Legg Mason Investment Counsel Maryland Tax-Free Income Trust.

FUND POLICIES

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.

Borrowing: The fund may not borrow money, except (i) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;

2.	Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”);

3.	Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.	Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.

Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.	Concentration: The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. For the purpose of the fund’s fundamental limitation on concentration, private activity bonds issued by non-governmental users (“PABs”) will not be considered municipal obligations.

As a fundamental policy, under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations (as defined below) the interest on which is not subject to Maryland state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”). As interpreted by the SEC, net assets include any borrowings for investment purposes.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (ii) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1.	Borrowing: The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2.	Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.

3.

Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.

4.	Margin Purchases: The fund may not purchase securities on margin, except that (i) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires that, among other things, at the close of each quarter of the fund’s taxable year, (i) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and (ii) no more than 25% of that value may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment. The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

INVESTMENT STRATEGIES AND RISKS

The fund may use any of the following instruments or techniques, among others:

Municipal Obligations

Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, the fund’s investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro rata interest in the total amount of the obligation.

Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

In determining the liquidity of a municipal lease obligation, the adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The fund’s investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the adviser determines, pursuant to guidelines established by the Board, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

The municipal obligations in which the fund may invest also include zero coupon bonds and deferred interest bonds, although the fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market’s judgment as to the issuer’s creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. The fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and Maryland state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the fund nor the adviser will independently review the basis for such opinions.

The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of the fund’s distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the fund and the value of its assets could be materially and adversely affected. In such event, the fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The municipal obligations in which the fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the fund.

Concentration

The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, the fund is subject to greater risk than other funds that do not follow this practice.

When-Issued Securities

The fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. The fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Thus, fluctuation in the value of the security from the purchase date will affect the fund’s net asset value (NAV) and share price. Typically, no interest accrues to the purchaser until the security is delivered.

With regard to each such commitment, the fund maintains in a segregated account, or designates on the fund’s books as segregated, with the custodian, commencing on the date of such commitment, cash, U.S. Government securities or other appropriate liquid securities at least equal in value to the purchase price for the when-issued securities due on the settlement date. The fund makes when-issued commitments only with the intention of actually acquiring the securities subject thereto, but the fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, the fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).

Callable Bonds

Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds’ original issue price. If the proceeds of a bond owned by the fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the fund, depending on the price at which such bonds were redeemed.

Each callable bond is “marked-to-market” daily based on the bond’s call date so that the call of some or all of the fund’s callable bonds is not expected to have a material impact on the fund’s NAV. In light of the previously described pricing policies and because the fund follows certain amortization procedures required by the Internal Revenue Service, the fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.

Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the fund’s option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by the fund will not exceed 25% of the fund’s total assets calculated immediately after each stand-by commitment is acquired.

When the fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the fund an amount equal to (1) the fund’s acquisition cost of the municipal obligations (excluding any accrued interest which the fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund’s right to exercise stand-by commitments is unconditional and unqualified and exercisable by the fund at any time prior to the underlying securities’ maturity.

A stand-by commitment is not transferable by the fund without the underlying securities, although the fund could sell the underlying municipal obligations to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser’s opinion present minimal credit risks.

The fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of the fund.

Fixed, Variable and Floating Rate Obligations

The fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

There is no limitation on the percentage of the fund’s assets that may be invested in variable rate obligations. However, the fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.

Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.

The fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because the fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, the fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Yield Factors and Ratings

The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Fitch Ratings (“Fitch”) are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody’s, S&P and Fitch is included in Appendix A. The fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.

The fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody’s, S&P, or Fitch or, if unrated, deemed by the adviser to be of comparable quality. Subsequent to its purchase by the fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of the fund’s total assets are represented by securities rated below investment grade or the equivalent, the adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the fund’s total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.

In addition to the agency ratings, there are other criteria which will be used by the adviser in selecting securities for the fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond—whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.

Securities Lending

The fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.

The fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, the fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this Statement of Additional Information, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio manager in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio manager’s strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Repurchase Agreements

A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale of collateral securities upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund’s adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system. The fund’s income from repurchase agreements will be taxable.

In applying its investment policies and limitations, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Other Taxable Investments

For temporary defensive purposes, when, in the adviser’s opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments consisting of: (i) obligations of the U.S. Government, its agencies and instrumentalities; (ii) certificates of deposit and bankers’ acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and (iv) any of such items subject to short-term repurchase agreements.

Futures and Option Strategies

To protect against the effect of adverse changes in interest rates, the fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as “hedging”). The fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. The fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the fund intends to purchase. The fund may not use these instruments for speculation or leverage. In addition, the fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the adviser may not make extensive use of the techniques described.

The success of the fund’s strategies in reducing risks depends on many factors, the most significant of which is the adviser’s ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of the fund’s futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that the fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the fund may need to sell a portfolio security at a disadvantageous time, due to the need for the fund to maintain “cover” or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, the fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of the fund’s futures and options positions. The adviser is of the opinion that the fund’s investments in futures transactions will not have a material adverse effect on the fund’s liquidity or ability to honor redemptions.

The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to the fund, if the adviser is not successful in employing such instruments in managing the fund’s investments or in predicting interest rate changes, the fund’s performance will be worse than if the fund did not use such instruments. In addition, the fund will pay commissions and other costs in connection with such investments, which may increase the fund’s expenses and reduce its yield.

The fund’s current policy is to limit options and futures transactions to those described above. The fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.

Interest Rate Futures Contracts

Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

The fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the fund intends to purchase. The fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

The fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund. The fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, the fund expects to close out such contracts before the delivery date.

The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to the fund will not exactly match the securities the fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions the fund wishes to hedge and the standardized futures contracts available to it, the fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

Futures Trading

If the fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the fund has sold) at the current price as determined on the futures exchange. The fund’s gain or loss on closing out a futures contract depends on the difference between the price at which the fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that the fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If the fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

At the time the fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or “FCM”), a percentage of the contract’s value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by the fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of the fund’s investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.

As the contract’s value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract’s value moves against the fund (i.e., the fund’s futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily basis.

In addition to initial margin deposits, the fund will instruct its custodian to segregate (or it will designate on its books as segregated) additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the fund, less the amount deposited as initial margin. When the fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. The fund will not sell futures contracts with a value exceeding the value of securities it owns, except that the fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Futures Contracts

By purchasing an interest rate futures contract, the fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract the fund neutralizes those fluctuations. If interest rates fall, the fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, the fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, the fund’s positions in futures contracts could have a negative effect on the fund’s NAV. If interest rates rise when the fund has purchased futures contracts, the fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract the fund has sold could negate gains on securities the fund owns, or could result in a net loss to the fund. In this sense, successful use of interest rate futures contracts by the fund will depend on the adviser’s ability to hedge the fund in the correct way at the appropriate time.

Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities the fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities the fund wishes to hedge or intends to purchase, as would be the case, for example, if the fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts

Purchasing a put option on an interest rate futures contract gives the fund the right to assume a seller’s position in the contract at a specified exercise price at any time up to the option’s expiration date. In return for this right, the fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

The fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option’s value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, the fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

The fund’s position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller’s position in the underlying futures contract at the option’s exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by the fund. The fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the fund would, in effect, be selling the futures contract at a price higher than the current market price. The fund could also profit from closing out a put option if the current market price of the option is greater than the premium the fund paid for the option. Transaction costs must also be taken into account in these calculations. The fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. The fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to the fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts

Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the adviser may not hedge the fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

Although the adviser may purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, the fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

Regulatory Notification of Futures and Options Strategies

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the fund.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The U.S. government is injecting liquidity into certain large financial services companies and has established programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

SPECIAL FACTORS AFFECTING THE FUND

Overview

Because Maryland Tax-Free focuses investments in a specific state, certain risks associated with investment in the fund are more pronounced than if the fund’s investments were more widely diversified. These risks include the possible enactment of new legislation in the state of Maryland which could affect Maryland municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland municipal obligations.

The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland, and their agencies and instrumentalities, as available on June 10, 2010. The fund assumes no obligation to update this information.

Maryland Tax-Free

Risk Factors—The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation (the “Department”), the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Department, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment. At December 31, 2009, the principal amount of outstanding Consolidated Transportation Bonds was $1,551.9 million. In addition, the Department plans to issue $165.0 million of Consolidated Transportation Bonds in May 2010.

The 2009 General Assembly established a maximum outstanding principal amount of $661.8 million as of June 30, 2010, for all nontraditional debt of the Department. Nontraditional debt outstanding is defined as any debt instrument that is not a Consolidated Transportation Bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Department. As of December 31, 2009, the Department’s nontraditional debt outstanding was $680.4 million. At June 30, 2010, the outstanding principal amount is projected to be $661.8 million.

The Maryland Transportation Authority (“MTA”) operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the MTA issued under, and secured by, a second amended and restated trust agreement dated as of September 1, 2007, as further supplemented, between the MTA and a corporate trustee. In September 2007 the MTA issued $300.0 million of its revenue bonds under this agreement. Under separate supplemental trust agreements, the MTA issued on March 26, 2008 $573.3 million of revenue bonds and on December 22, 2009 issued $549.4 million of additional revenue bonds. As of December 31, 2009, $2,040.4 million of the MTA’s revenue and enterprise financings were outstanding under various trust agreements.

In March 2002, the MTA issued revenue bonds in the amount of $264.1 million for the construction of projects at Baltimore/Washington International Airport (“BWI”). In June 2002, the MTA issued revenue bonds in the amount of $117.3 million for construction of a consolidated rental car facility. Parking garage revenues and Customer Facility Charge revenues from these projects will be pledged for the repayment of these bonds. In December 2003, the MTA issued revenue bonds in the amount of $69.7 million for the construction of projects at BWI. In June 2004, the MTA issued lease revenue bonds in the amount of $40.0 million to finance the costs of parking facilities projects at certain Metrorail stations operated by the Washington Metropolitan Transit Authority (“WMATA”). Lease revenue payable by WMATA and other amounts from Prince George’s County, Maryland are pledged for the repayment of the bonds.

In 2005, the General Assembly authorized funding for the Intercounty Connector highway project to be built in Montgomery and Prince George’s Counties, Maryland. The MTA is authorized to issue GARVEE Bonds in an amount not to exceed $750 million, with a maximum maturity of twelve years. Debt service on the bonds will be paid from a portion of Maryland’s future federal highway aid. MTA issued the first series of GARVEE Bonds in June, 2007 in the amount of $325.0 million, and issued the second and final series of GARVEE Bonds in December, 2008 in the amount of $425.0 million.

The Department entered into conditional purchase agreements in fiscal year 2001 to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter BWI rail station, and sold $33.0 million Project Certificates of Participation in October, 2000. As of December 31, 2009, $13.4 million of the certificates were outstanding. The Department also issued $42.8 million Project Certificates of Participation for various Maryland Aviation Administration projects in May 1999. As of December 31, 2009, $21.3 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

The Department entered into a capital lease in the amount of $18.4 million by virtue of an agreement with the MTA for financing the Maryland Port Administration (“MPA”) Masonville Automobile Terminal. As of December 31, 2009, $13.5 million was outstanding. In addition, MPA and the Department entered into a conditional purchase agreement in fiscal year 2006 to provide financing to construct a warehouse at the South Locust Point Terminal, and the Department sold $26.5 million Project Certificates of Participation in June, 2006. As of December 31, 2009, $24.6 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

In April 2003 MEDCO issued lease revenue bonds in the amount of $223.7 million to finance the expansion and renovation of Piers A and B in the terminal building of BWI. The Department records this financing as a capital lease, which is subject to annual appropriation by the General Assembly. Airline rentals and concession rentals are pledged to the payment of principal and interest on the bonds, therefore, this financing is not considered tax-supported. As of December 31, 2009, $206.9 million of the MEDCO lease revenue bonds were outstanding. Revenues from this project are pledged to the payment of principal and interest on the Certificates, and, therefore, this financing is not considered to be tax-supported.

The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17.9 million Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121.0 million Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. Annual debt service on the Stadium Authority’s total bond obligations is $15.8 million and the amount outstanding as of December 31, 2009 totaled $100.0 million.

In early 2007, the Baltimore Orioles filed for arbitration over the selection and installation of a new video board at Oriole Park at Camden Yards. In September 2007 the Stadium Authority and the Baltimore Orioles reached a settlement, agreeing to purchase and install $9.0 million of new audio and video equipment funded by $5.5 million from the “Supplement Improvements Fund” and $3.5 million from the Stadium Authority. The Stadium Authority’s share was financed under the State’s Master Equipment Lease-Purchase Program and amortized over 10 years. The outstanding balance of the lease as of December 31, 2009 was $3.1 million.

The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167 million and was financed through a combination of funding from Baltimore City bonds, Stadium Authority revenue bonds, and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The amount outstanding of Maryland Stadium Authority Bonds related to the Baltimore City Convention Center project totaled $21.4 million as of December 31, 2009. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of funding from Ocean City and the Stadium Authority. Stadium Authority debt service in connection with the revenue bonds for the Convention Center in Ocean City is $1.5 million annually and the debt outstanding totaled $7.6 million as of December 31, 2009.

The Stadium Authority currently operates Ravens Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.6 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4.6 million in Sports Facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the Ravens Stadium. Authority debt service on the remaining outstanding bonds is $7.3 million annually. The bonds outstanding as of December 31, 2009 totaled $68.8 million.

The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33.5 million and is being financed through a combination of funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23.2 million in lease-backed revenue bonds. The average annual debt service for these bonds is $1.75 million. The bonds outstanding as of December 31, 2009 totaled $18.9 million.

The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre was $63 million and is being financed by various sources. In July 2002, the Stadium Authority issued $20.3 million in taxable lease-backed revenue bonds. The average annual debt service for these bonds is $1.8 million. The bonds outstanding as of December 31, 2009 totaled $16.2 million.

In February 2004, the Stadium Authority issued $8.7 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation is projected to be $8 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet and a second museum leasing the balance of the building. The Babe Ruth Museum opened in May 12, 2005 and Geppi’s Entertainment Museum opened in early fall 2006. The average annual debt service of these bonds is $800,000. The bonds outstanding as of December 31, 2009 totaled $7.9 million.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration (“CDA”) of the Department of Housing and Community Development, higher educational institutions (including St. Mary’s College of Maryland, the University of Maryland System and Morgan State University), the MTA, the Maryland Water Quality Financing Administration (“WQFA”) and the Maryland Environmental Service (“MES”) have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2009, $3.19 billion of CDA bonds and notes were outstanding, $1.09 billion of higher education debt and lease purchase financings were outstanding, $84.1 million of WQFA bonds were outstanding, and $16.9 million of MES debt was outstanding.

During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the WQFA. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $53.3 million in revenue during fiscal year 2009. Future sewer fee revenues are projected at approximately $55.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds to be issued by the WQFA, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2010 and 2012, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

Program Open Space Bonds (“POS Bonds”) totaling $70.0 million were authorized by the Maryland General Assembly in 2009. POS Bonds are special obligation bonds whose debt service will be paid solely from transfer taxes allocated to the State’s Program Open Space for property and easement acquisitions. Debt on POS Bonds will not be included as State tax-supported debt in the Capital Debt Affordability Committee’s calculations until the POS Bonds have been issued. It is anticipated that the first installment of POS Bonds will be issued in late spring or early summer of 2010.

The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

Local Subdivision Debt The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

United States Base Realignment and Closure (“BRAC”) Program The State and impacted local governments are addressing the financial burden of additional state and local infrastructure needs resulting from the BRAC Program. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional households, estimated to potentially total 28,000 by 2015, will require schools, housing, transportation and other services. BRAC relocations are resulting in increased expenditures at both the State and local levels, although recent spending cuts made by the State may impact the funding for some of these expenditures and may result in either greater borrowing or delays in implementation of the needed infrastructure. The short term financial impact of BRAC relocations cannot yet be determined.

Other Risk Factors The State has a population of approximately 5.7 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product, according to the 2000 Census. Population is concentrated in urban areas around the Baltimore and Washington, D.C. areas, and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment than for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in the Fund or the ability of the respective obligors to make payments of interest and principal due on such Bonds. In addition, Maryland’s relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

Maryland’s economy has encountered a significant slow down in its revenues due to national and regional economic trends. In order to close an emerging gap between anticipated revenues and budgeted expenditures, the Governor proposed and the Board of Public Works approved $205.3 million in General Fund budget reductions on July 22, 2009, $223.3 million on August 26, 2009, and $102.8 million on November 18, 2009. The magnitude of the effect the deficit will have on State projects is uncertain but could be significant. Though the short-term economic outlook for the State has worsened, medium to long-term growth in the Maryland economy is expected to accelerate due to the State’s highly educated workforce, its public and private research facilities, significant economic activity in business services, technology, the government sector and to BRAC related military relocations in the State. However, it is unclear how quickly such acceleration will occur.

The State projects reduced revenues due, at least in part, to the current economic environment, in Maryland and nationwide, and the ongoing credit crisis. Losses in the job market, slowing individual and business income growth, coupled with reduced consumer and business sentiment should negatively impact many of the State’s revenues. A slowing economy or a recession would probably dampen corporate and business revenues and profits leading to a reduction in corporate and personal income taxes as well as business-related taxes. Reductions in real estate values could result in significant reductions in property taxes on which many municipalities depend. The cumulative effect of market uncertainty, the credit crisis, and a looming economic recession makes the economic performance of the State, its political subdivisions and other borrowers difficult to predict. The magnitude of the effect reduced revenues will have on State projects is uncertain but could be significant.

The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State’s financial position.

ADDITIONAL TAX INFORMATION

The following is a general summary of certain tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

General

For federal tax purposes, the fund is treated as a separate corporation. The fund intends to continue to qualify for treatment as a RIC under the Code, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under section 103(a) of the Code, the fund may pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the fund, equal to the excess of the fund’s excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income; however, the amount of those dividends must be reported on the recipient’s federal income tax return.

To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income, if any, and net capital gain that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain and distributions that otherwise would be “exempt-interest dividends,” as dividends (taxable as ordinary income, except that for individual shareholders, the part of the those distributions, if any, that is “qualified dividend income” would be taxable at the rate for net capital gain—a maximum of 15% through 2010) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

If and to the extent the fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends it pays will be treated as a Tax Preference Item. In addition, exempt-interest dividends a corporate shareholder receives may be indirectly subject to the federal alternative minimum tax without regard to whether the distributing fund’s tax-exempt interest is attributable to PABs. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on PABs and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Interest on indebtedness a shareholder incurs or continues to purchase or carry fund shares generally is not deductible. Persons who are “substantial users” (or related persons) of facilities financed by PABs should consult their tax advisers before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a “substantial user” includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad settlement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

On March 31, 2010, the unused capital loss carryforwards for the fund was $512,169. For federal income tax purposes, these amounts are available to be applied against future capital gains, if any, that are realized prior to expiration of the applicable carryforwards. Of these capital loss carryforwards $512,169 expire in 2017.

If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received with respect thereto.

To the extent the fund’s dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques, they are taxable to its shareholders as ordinary income (whether paid in cash or reinvested in fund shares) to the extent of its earnings and profits. No portion of those dividends will qualify for the corporate dividends-received deduction or the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2010. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their fund shares (and irrespective of whether those distributions are paid in cash or reinvested in fund shares). The maximum tax rate applicable to a noncorporate taxpayer’s net capital gain recognized on sales or exchanges through December 31, 2010, of capital assets held for more than one year is 15%. In the case of a RIC such as the fund, the relevant holding period is determined by how long the fund has held the portfolio security on which the gain was realized, not by how long you have held your fund shares.

A redemption of fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid). An exchange of shares of the fund for shares of any other Legg Mason fund generally will have similar tax consequences. However, special tax rules apply if (1) a shareholder disposes of fund shares through a redemption or exchange within 90 days after the shareholder acquired the shares and (2) the shareholder subsequently acquires shares of that fund or of another Legg Mason fund without the imposition of a sales charge that otherwise would have been imposed except for the reinstatement privilege or exchange privilege. In these cases, any sales charge that was imposed on the purchase of the original shares will not be taken into account in determining the amount of gain or loss on the redemption or exchange—the tax effect of that charge will instead be deferred by being treated as having been incurred in connection with the newly acquired shares. In addition, if fund shares are purchased within 30 days before or after redeeming, at a loss, other shares of the same fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and capital gain distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be reportable by shareholders for the year in which that December 31 falls.

The fund may purchase zero coupon or other municipal obligations issued with original issue discount. As a holder of those securities, the fund must take into account for purposes of the Income Requirement the original issue discount that accrues thereon during the taxable year, even if the fund receives no corresponding payment on the securities during the year. Because the fund annually must distribute substantially all of its income, including accrued original issue discount (even if that discount is tax-exempt), to satisfy the Distribution Requirement, the fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

Hedging Instruments

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts the fund derives with respect to its business of investing in securities will be taxable and will be treated as qualifying income under the Income Requirement.

Maryland Taxes

This is a general discussion of certain Maryland income tax consequences arising from an investment in the fund. Holders should consult their tax advisers in determining the federal, state, local and any other tax consequences of investment in the fund.

The fund intends to qualify annually as a regulated investment company under the Internal Revenue Code (the “Code”). For Maryland income tax purposes a regulated investment company is treated as a corporation.

Fund distributions attributable to interest on obligations of states other than Maryland and their subdivisions, flowing through from the fund, must be added to federal adjusted gross income. Any flow through of interest on obligations and securities of the State of Maryland or its political subdivisions is not taxable and, therefore, does not have to be added to federal adjusted gross income.

The amount of any profit or gain realized from the sale or exchange of a bond issued by the State of Maryland or its political subdivisions is excluded from taxation in Maryland. Profit or gain realized from the sale of other state or local obligations is taxable in Maryland. Therefore, if a dividend from the Fund includes the profit or gain from the sale of a Maryland state or local obligation, or certain United States obligations, such profit or gain may be excluded from taxation in Maryland.

Capital gains realized from the sale of units in the fund are subject to Maryland tax. In this respect, Maryland law follows the federal law and the capital gains portion is reported on the Maryland return from the federal return without modification.

Interest on indebtedness incurred by a shareholder to purchase or carry fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an individual are not subject to the Maryland personal property tax.

In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly if the fund holds PABs, 50% of the part of the fund’s exempt-interest dividends attributable to the interest it receives on such bonds in excess of a threshold amount is subject to Maryland state and local tax.

The foregoing is only a summary of some of the important Maryland income tax considerations generally affecting the fund and its Holders. No attempt is made to present a detailed explanation of the Maryland personal income tax treatment of the fund or its Holders, and this discussion is not intended as a substitute for careful planning. Holders of the fund should consult their tax advisers about other state and local tax consequences of their investments in the fund and their own Maryland tax situation.

Other State and Local Income Taxes

The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder may be exempt from state and local income taxes on dividends attributable to interest income derived from obligations of the state, and municipalities or other localities therein, in which he or she is a resident but generally will be taxed on dividends attributable to interest income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of the fund’s tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of distributions from the fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First® Systematic Investment Plan

The Future First® Systematic Investment Plan (“Future First”) is available to those Class A and Class C shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

If you invest in Class A or Class C shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing Boston Financial Data Services (“BFDS”), the fund’s transfer agent, to transfer funds each month from your checking/savings account or another Legg Mason Fund to be used to buy additional shares. The fund will send you an account statement quarterly unless you request monthly statements. The transfer will also be reflected on your regular checking or savings account statement. You may terminate Future First at any time without charge or penalty.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI and Class I Shares. Class FI and Class I shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired members of the Board, (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21) and (v) pension, profit-sharing or other benefit plans for the benefit of such persons;

(b)	sales to any employees of Financial Advisers or persons otherwise having an arrangement with any such Financial Adviser with respect to sales of fund shares, and the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers or sales of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund distributed by LMIS that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the Prospectus for information regarding accumulation privileges.

Letters of Intent—These help you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

(4) $750,000

(5) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds distributed by LMIS.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and other distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, shares of any fund distributed by LMIS may be credited towards your Asset Level Goal. Shares of money market funds distributed by LMIS acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your

Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gain distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed at 1.00% of the NAV at the time of purchase or redemption, whichever is less.

Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds distributed by LMIS. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (f) redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class C, Class FI and Class I share of the fund is equal to the NAV per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of Class A shares of the fund based on the NAV of a share of the fund as of March 31, 2010.

Class A (based on a NAV of $16.50 and a maximum initial sales charge of 4.25%)	$17.23

Moving Between Share Classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), the fund generally will process your request as a sale of the shares you currently hold for a purchase of shares in the new class or fund. If you desire to move your investment between share classes, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or visit http://www.leggmason.com/individualinvestors for more information. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A shares—If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges. You may be entitled to reduced Class A sales charges based on the size of your investment.

Moving between other share classes—If you desire to move your investment between share classes and the particular scenario is not described in this SAI, please contact the fund at 1-800-822-5544 (Class A and Class C) or 1-888-425-6432 (Class FI and Class I) for more information.

Non-taxable transactions—An exchange of shares from one share class of the fund to another share class of the same fund will be treated as a non-taxable exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers a similar service.

Class A and Class C Shareholders

Class A and Class C shareholders having an account with a NAV of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund’s transfer agent—fund shares will be redeemed on the 25 th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge”, above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI and Class I Shareholders

Certain shareholders of the fund’s Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services—Institutional. The fund, its transfer agent, and Legg Mason Investor Services—Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the previous day the Exchange was open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year’s worth of scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

Dividends

Shares will begin to earn dividends on the settlement date of purchase and will accrue dividends through the day before the settlement date of redemption.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling at least $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem in-kind under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the shareholder receiving the securities (though the fund generally would not be required to recognize gain therefrom for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

VALUATION OF FUND SHARES

Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board.

Disclosure of Portfolio Holdings

The Board has adopted the following policy with respect to the disclosure of the fund’s portfolio holdings. The Board believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund’s portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board upon the recommendations of the fund’s investment adviser. The Board will be provided with reports regarding any determinations made by the Chief Compliance Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

Policy. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Compliance Officer or a person authorized by the Chief Compliance Officer.

Public Disclosure of Portfolio Holdings. The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds’ website at http://www.leggmason.com/individualinvestors (click on the name of the fund). Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund’s fiscal year. The Trust’s reports and their Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

Complete portfolio holdings information may be provided to shareholders and other persons on a quarterly basis no sooner than 15 calendar days following the quarter-end, provided that such information has been made available to the public through a posting on the Legg Mason Funds’ website or by the filing of Form N-Q or Form N-CSR in accordance with SEC rules. The fund intends to post their complete portfolio holdings 14 calendar days following the quarter-end.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund’s policy.

Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Compliance Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

At the present time, the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company—Information is provided daily with no time lag.

PricewaterhouseCoopers LLP—Information is provided as needed with no time lag.

K&L Gates LLP—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Vedder Price P.C.—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Other Third Parties:

Lipper Analytical Services Corporation—Information is provided quarterly with a time lag of six business days.

Bloomberg L.P.—Information is provided quarterly with a time lag of six business days.

A.S.A.P. Advisor Services, Inc.—Information is provided quarterly with a time lag of eight to ten business days.

Callan Associates Inc.—Information is provided quarterly with a time lag of eight to ten business days.

Cambridge Associates LLC—Information is provided quarterly with a time lag of eight to ten business days.

eVestment Alliance—Information is provided quarterly with a time lag of eight to ten business days.

Informa Investment Solutions—Information is provided quarterly with a time lag of eight to ten business days.

Mercer LLC—Information is provided quarterly with a time lag of eight to ten business days.

Morningstar—Information is provided quarterly with a time lag of eight to ten business days.

Prima Capital—Information is provided quarterly with a time lag of eight to ten business days.

Rogerscasey—Information is provided quarterly with a time lag of eight to ten business days.

Wilshire Associates Inc.—Information is provided quarterly with a time lag of eight to ten business days.

FactSet Research Systems, Inc.—Information is provided daily with no time lag.

Macgregor Professional Services—Information is provided as needed with no time lag.

Cabot Research, LLC—Information is provided weekly with no time lag.

DST Global Solutions Limited—Information is provided monthly with a time lag of six business days.

Fidelity Investments—Information is provided quarterly with a time lag of five business days.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker/dealers in connection with that broker/dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker/dealer but relies on the broker/dealer’s obligations based on statutes, rules and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker/dealer whom the adviser believed was misusing the disclosed information.

The Board, officers, and certain LMIS employees, including the fund’s accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund’s portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund’s portfolio holdings or derived from the fund’s portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds’ website or in other published form, so long as the Chief Compliance Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1. A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the portfolio holdings that cannot be used to determine the fund’s portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Compliance Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Compliance Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

MANAGEMENT OF THE FUND

Under applicable law, the Board is responsible for management of the Trust and provides broad oversight over its affairs. The Board elects the Trust’s officers who manage the day-to-day operations of the Trust under the general direction of the Board.

The trustees of the Trust, including the trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the trustees oversee and other board memberships the trustees have held during the past five years are set forth below. The mailing address of each trustee and officer is c/o R. I. Frenkel, 100 International Drive, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Independent Trustees:
Hearn, Ruby P. (1940) Trustee	Since 2004	15	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1990	15	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998; formerly: Director of The Baltimore Museum of Art (1979 to 1997).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Masters, Robin J.W. (1955) Trustee	Since 2002	15	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).

McGovern, Jill E. (1944) Trustee	Since 1990	15	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).

O’Brien, G. Peter (1945) Trustee	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Trustee	Since 2002	15	None	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).

Tarola, Robert M. (1950) Trustee	Since 2004	15	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Executive Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Interested Trustees:
Fetting, Mark R. (1954) Chairman and Trustee	Trustee since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008); Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008); Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Odenath, David R. (1957) President and Trustee	Since 2008	15	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers:
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason, Inc. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly: Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Berarducci, Christopher (1974) Treasurer	Since 2010	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (2005 to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (2000 to 2005).

Gerken, R. Jay (1951) Vice President	Since 2009	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with LMPFA or its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC and Chairman, President and CEO of Citi Fund Management Inc. (“CFM”) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002 to 2005).

Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2007); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly: Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary of CFM (2001 to 2004).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Ozsolak, Kaprel (1965) Chief Financial Officer	Since 2009	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly: Treasurer of certain mutual funds associated with Legg Mason & Co. (2005 to 2010); Vice President at CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005); Controller of certain mutual funds associated with CAM (2002 to 2004).

(1)	Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Odenath and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their employment with the fund’s adviser or its affiliated entities (including the fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

The trustees of the Trust were selected to serve or continue on the Board based upon their skills, experience, judgment, analytical ability, intelligence, common sense, current or previous profit and non-profit board membership, experience on the Board and, for each Independent Trustee, their demonstrated willingness to take an independent and questioning stance toward management. Each trustee also now has considerable familiarity with the Trust, its manager and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her substantial prior service as a trustee of the Trust. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to a trustee as noted: Dr. Hearn, experience in senior management and on the boards of non-profit organizations devoted to health and health care, scientific analytical training and service on the governing board and policy making body for a university; Mr. Lehman, experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and experience as a founding director of the Legg Mason Funds; Ms. Masters, investment management experience as chief investment officer and director of an investment advisory firm and service on the boards of other investment companies; Dr. McGovern, experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman, accounting, auditing and management experience with an international accounting firm, and service on the boards of a for profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities; Mr. O’Brien, experience at senior levels of large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Rowan, experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; Mr. Tarola, experience as chief financial officer and in senior management of a university, a healthcare organization and a specialty chemicals company, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a corporate finance and governance consulting organization; Mr. Fetting, investment management experience as an executive and leadership roles within Legg Mason and affiliated entities; and

Mr. Odenath, investment management experience as an executive and leadership roles within Legg Mason and affiliated entities and executive and leadership roles with other financial services firms. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Mark Fetting serves as Chairman of the Board. Mr. Fetting is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating Committee and Independent Trustees Committee. Each of the Audit, Nominating and Independent Trustees Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Independent Trustees Committee serves as Lead Independent Trustee. Where the Board deems appropriate, it appoints ad hoc committees.

The Lead Independent Trustee and the chairs of the Audit and Nominating Committees work with the Chairman of the Board, management personnel and counsel to set the agendas for Board and committee meetings. The Lead Independent Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate given that investors, by purchasing the fund, have selected Legg Mason to provide overall management to the fund. The Board’s Chair, Mr. Fetting, as a fund industry career professional and an officer of Legg Mason, is in a unique position to understand developments in the fund industry, as well as developments in management and distribution that may give rise to important opportunities or potential changes in direction for the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the fund’s adviser, and provides the Independent Trustees an opportunity to air their views, determine matters of significance to the fund and its shareholders, and interact and communicate effectively with management on those matters.

The Audit Committee’s purposes are (i) to oversee the Trust’s accounting and financial reporting policies and practices; (ii) to oversee the quality of the fund’s financial statements and the independent audit thereof; (iii) to oversee the integrity of the process by which the financial statements are prepared, and the independent audit thereof; and (iv) to act as liaison between the Trust’s independent auditors and the Board. The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters.

The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees and to fill vacancies on the Board. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current Independent Trustees. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate and may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice, or backgrounds in senior management or sensitive fiduciary positions, such as oversight of the endowments of not-for-profit entities. For candidates to serve as Independent Trustees, independence from the Trust’s manager and adviser, their affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

The Independent Trustees Committee’s purposes are (i) to review arrangements between the fund and its service providers, including the review of the Trust’s advisory and distribution arrangements in accordance with the 1940 Act; (ii) to carry out the responsibilities of independent trustees pursuant to Rule 38a-1 under the 1940 Act; (iii) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (iv) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment program and business affairs. The Board views risk management as an important responsibility of management and has emphasized to the fund’s manager and adviser the importance of maintaining vigorous risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board, the fund, the manager, the fund’s adviser and the affiliates of the manager and the adviser, or other service providers to the fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the adviser and other service providers such as the fund’s independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

During the last fiscal year ended March 31, 2010, the Board met four times, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Directors Committee met five times.

The following table shows each trustee’s ownership of shares of the fund and of all the Legg Mason Funds served by the trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in Legg Mason Investment Counsel Maryland Tax-Free Income Trust ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
Independent Trustees:
Hearn, Ruby P.	None	50,001-100,000
Lehman, Arnold L.	None	Over 100,000
Masters, Robin J.W.	None	Over 100,000
McGovern, Jill E.	None	Over 100,000
Mehlman, Arthur S.	None	Over 100,000
O’Brien, G. Peter	None	Over 100,000
Rowan, S. Ford	None	Over 100,000
Tarola, Robert M.	None	Over 100,000

Interested Trustees:
Fetting, Mark R.	None	Over 100,000
Odenath, David R.*	None	None

*	As of March 18, 2010, Mr. Odenath beneficially owned shares of the funds with an aggregate value between $50,001—$100,000, consisting of Legg Mason BW Global Opportunities Bond Fund with a value between $10,001—$50,000; Legg Mason Batterymarch Emerging Markets Trust with a value between $10,001—$50,000; Legg Mason Capital Management Special Investment Trust with a value between $1—$10,000; and Legg Mason Capital Management Value Trust with a value between $1—$10,000.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, adviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, adviser or distributor of the fund.

Information regarding compensation paid by the Trust to its Board is set forth below. The Independent Trustees receive an annual retainer plus a fee for each meeting of the Board attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Trust for their service as a trustee, but may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

For serving as a director/trustee of certain of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meeting they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel, independent trustee counsel and independent consultants, as the Independent Trustees deem appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds overseen by the Independent Trustees, market changes in mutual fund trustee compensation, changes in the operational and regulatory environment and changes in the oversight role played by the Independent Trustees.

The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from Fund* ($)		Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
Independent Trustees:
Hearn, Ruby P.—Trustee	6,295		119,549	119,549
Lehman, Arnold L.—Trustee	7,287	****	147,363	147,363
Masters, Robin J.W.—Trustee	6,295		113,750	113,750
McGovern, Jill E.—Trustee	6,295	****	159,681	159,681
Mehlman, Arthur S.—Trustee	6,847		123,750	256,150
O’Brien, G. Peter—Trustee	6,295	****	165,347	297,747
Rowan, S. Ford—Trustee	6,295		113,750	113,750
Tarola, Robert M.—Trustee	5,795		107,500	107,500

Interested Trustees:
Fetting, Mark R.—Chairman of the Board and Trustee	None		None	None
Odenath, David R.—President and Trustee	None		None	None

*	Represents compensation paid to the trustees by the fund for the fiscal year ended March 31, 2010.
**	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2009 from the Legg Mason Funds. At the end of the period, there were 9 open-end investment companies in the Legg Mason Funds, consisting of 13 portfolios.
***	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2009 from the Fund Complex.
****	The total amount of deferred compensation accrued by the fund (including earnings or depreciation in value of amounts deferred) through December 31, 2009 for participating trustees is as follows: Arnold L. Lehman, $10,689; Jill E. McGovern, $28,095; and G. Peter O’Brien, $2,885.

Officers receive no compensation from the Trust, although they may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

On June 30, 2010, the trustees and officers of the Trust beneficially owned in the aggregate less than 1% of any class of the fund’s outstanding shares.

On June 30, 2010, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 International Drive, 7 th Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME and ADDRESS	FUND/CLASS	% OF CLASS HELD

Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Class A	71.40%

NAME and ADDRESS	FUND/CLASS	% OF CLASS HELD

UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	Class A	7.23%

Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Class C	36.85%

UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	Class C	23.34%

First Clearing, LLC Special Custody Acct for the exclusive benefit of customer 2801 Market Street St. Louis, MO 63103-2523	Class C	13.41%

Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Class C	10.41%

Morgan Stanley & Co., Inc. Attn: Mutual Funds Department Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	Class C	6.11%

Citigroup Global Markets, Inc. 333 West 34th St., 3rd Floor New York, NY 10001-2402	Class I	44.43%

Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Class I	24.54%

Maril & Co FBO 77 C/O M&I Trust Co NA 11270 W. Park Place S400 Milwuakee, WI 53224-3638	Class I	18.25%

FBO LPL Customers Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150-9046	Class I	5.50%

THE FUND’S INVESTMENT MANAGER/ADVISER AND SUB-ADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of LMIS and Legg Mason Fund Advisor, Inc. (“LMFA”). LMPFA serves as the fund’s manager under an Investment Advisory and Management Agreement (the “Advisory Agreement”) dated June 1, 2000. LMPFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Prior to September 30, 2009, LMFA acted in the capacity in which LMPFA acts.

The Advisory Agreement provides that, subject to overall direction by the Board, LMPFA will manage the investment and other affairs of the fund. LMPFA is responsible for managing the fund consistent with the 1940 Act, the Code, and the fund’s investment objective and policies described in the fund’s Prospectus and this SAI.

LMPFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of the fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust’s officers and trustees. In addition, LMPFA and its affiliates pay all compensation of trustees and officers of the Trust who are employees of the adviser. The fund pays all its other expenses, which are not expressly assumed by the adviser. These expenses include, among others, interest expense, taxes, auditing and accounting fees, distribution fees, if any, fees and expenses of the independent trustees of the Trust, brokerage fees and commissions, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, transfer agency fees, legal expenses, insurance expenses, statements of additional information, association membership dues, governmental fees, costs of shareholder meeting and proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, and the expense of reports to shareholders. The fund also pays the expenses for maintenance of its financial books and records, including computation of the fund’s daily NAV per share and dividends. The fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund also may have an obligation to indemnify the trustees and officers of the Trust with respect to litigation.

Under the Advisory Agreement, the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund upon 60 days’ written notice to LMPFA.

LMPFA receives for its services a fee, calculated and payable monthly, at an annual rate of 0.55% of the average daily net assets of the fund.

LMPFA has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses for each class are not expected to exceed 0.70%, 1.25%, 0.80% and 0.45% for Class A, C, FI and I shares, respectively. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

For the following fiscal years ended March 31, the fund incurred advisory fees of (prior of expenses reimbursed and/or fees foregone):

Year	Advisory Fees Paid
2010	$974,824
2009	$815,590
2008	$815,469

For the following fiscal years ended March 31, the following advisory fees were waived:

Year	Advisory Fees Waived
2010	$440,877
2009	$425,486
2008	$374,514

Under the Advisory Agreement, the fund has the non-exclusive right to use the name “Legg Mason” until that Agreement is terminated or until the right is withdrawn in writing by LMPFA.

Pursuant to a Sub-Advisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”) dated June 1, 2000 (the “Sub-Advisory Agreement”), LMIC acts as the fund’s adviser. LMIC is also a wholly owned subsidiary of Legg Mason, Inc. Under the Sub-Advisory Agreement, LMIC is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of the fund’s assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For LMIC’s services to the fund, LMPFA (not the fund) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of the fund’s average daily net assets (net of any expense reimbursements or fee waivers by LMPFA). Prior to June 8, 2007, Legg Mason Investment Counsel and Trust Company N.A. (“LM Trust”) acted in the capacity in which LMIC acts.

For the fiscal years ended March 31, LMPFA paid the following sub-advisory fees to LMIC and LM Trust on behalf of the fund:

Year	Sub-Advisory Fees Paid
2010	$447,513
2009	$354,605
2008	$400,868

Under the Sub-Advisory Agreement, LMIC will not be liable for an error of judgment or mistake of law or for any loss suffered by the adviser or the fund in connection with the performance of the Sub-Advisory Agreement, except that LMIC may be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligation or duties thereunder.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board, by vote of a majority of the outstanding voting securities of the fund, by LMPFA or LMIC, on not less than 60 days’ notice to the Trust and/or the other parties and will be terminated immediately upon any termination with respect to the Trust of the Advisory Agreement, or upon the mutual written consent of LMPFA, LMIC and the Trust.

Portfolio Manager

R. Scott Pierce, CFA is portfolio manager of the fund primarily responsible for its day-to-day management. The table below provides information regarding other accounts for which Mr. Pierce has day-to-day management responsibility.

As of March 31, 2010:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	54	399,239,273	0	0

LMIC has not identified any material conflicts of interest arising in the connection with the manger’s simultaneous management of the fund’s investments and the investments of other accounts managed by the adviser. Due to the nature of the fund’s investments in investment grade, tax-free fixed-income securities with wide and liquid markets, the investment opportunities presented can generally be employed in the management of all appropriate accounts. Any potential conflicts are handled in accordance with LMIC’s trade allocation policy.

As compensation for his portfolio management function, Mr. Pierce is paid a competitive base salary and is eligible to receive a discretionary bonus. Mr. Pierce is compensated based on a variety of factors, including contribution to portfolio performance, contribution to the research and investment process, and compliance with regulatory and prospectus requirements. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as meeting shareholder objectives as reflected in the fund’s prospectus rather than more narrowly as maximizing total return. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

As of March 31, 2010, Mr. Pierce owned no shares of the fund.

Code of Ethics

The fund, LMPFA, LMIC and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics and must be conducted in such a manner as to avoid any conflict of interest or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, LMPFA, LMIC and LMIS are on file with the SEC.

Proxy Voting

The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.leggmason.com/IndividualInvestors/documents/shareholder_information/D3364-sectaxfree.pdf or through the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement and Sub-Advisory Agreement, LMPFA and LMIC are responsible for the execution of the fund’s portfolio transactions. Corporate, municipal and government debt securities are generally traded on the over-the-counter (“OTC”) market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads (on so-called “riskless principal” transactions) to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below) and any risk assumed by the executing broker. Furthermore, the lack of a centralized mechanism for reporting bids, offers and transaction prices in fixed-income securities can at times make it difficult for the adviser to discover the best available price.

Consistent with the policy of most favorable price and execution, LMIC may give consideration to research, statistical and other services furnished by broker/dealers to the adviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker/dealers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and the provision of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LMIC in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the adviser from broker/dealers executing orders for clients other than the fund may be used for the fund’s benefit. LMIC’s fee is not reduced by reason of its receiving such brokerage and research services.

The fund may use brokerage firms affiliated with the fund’s investment adviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act, whereby the fund may purchase securities of any class of securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund’s investment in the amount of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund together with all other registered investment companies having the same investment adviser and all private accounts controlled by the same investment adviser may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities or if such purchase is designated as a “group sale” in an underwriting in which LMIS participates. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated persons.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The Advisory Agreement and Sub-Advisory Agreement expressly provide such consent.

Investment decisions for the fund are made independently from those of other funds and accounts advised by LMIC. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

Portfolio Turnover

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. The fund’s portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the fund. It may also change the character of capital gains, if any, realized by the fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income.

For the fiscal years ended March 31, the fund’s portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2010	6%
2009	8%

THE FUND’S DISTRIBUTOR

LMIS acts as distributor of the fund’s shares pursuant to a Distribution Agreement with the Trust. Except as noted in the Prospectus, the Trust’s shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the expenses for printing and distribution of the prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund’s expense), and for supplementary sales literature and advertising costs.

The fund has adopted Distribution Plans for Class A shares (“Class A Plan”), Class C shares (“Class C Plan”) and Class FI shares (“Class FI Plan”) (each a “Plan”) which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Class A shares, Class C shares and Class FI shares and the provision of ongoing services to the shareholders of each class. Payments with respect to a class are made only from assets attributable to that class. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.15% of the fund’s average daily net assets attributable to Class A shares. Under the Class C Plan, the aggregate fees may not exceed an annual rate of 0.70% of the fund’s average daily net assets attributable to Class C shares. Under the Class FI Plan the aggregate fees may not exceed an annual rate of 0.40% (currently limited by the Board to 0.25%) of the fund’s average daily net assets attributable to Class FI shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses all with respect to the respective class of shares only. LMIS may pay all or a portion of the fees to Financial Advisers. The Class A Plan and Class C Plan also provide that LMIS and Financial Advisers may receive all or a portion of the sales charges paid by Class A or Class C, respectively.

Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plans do not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur under the Plans. Thus, even if LMIS’ actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS’ expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

If necessary to achieve limits described in “The Fund’s Investment Manager/Adviser and Sub-Adviser” section above, LMIS has also agreed to waive its fees for the fund.

The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement (“12b-1 Trustees”). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the Trustees determined that there was a reasonable likelihood that the Plan would benefit the fund, the applicable class and its shareholders. The Trustees considered, among other things, the extent to which the potential benefits of each Plan to the fund’s Class A, Class C or Class FI shareholders, as applicable, could offset the costs of that Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund’s Class A shares, Class C shares and Class FI shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMPFA.

In considering the costs of each Plan, the trustees gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund’s level of expenses applicable to Class A, Class C and Class FI in the amount of such payments. Further, the trustees recognized that LMPFA and the adviser would earn greater management and advisory fees if the fund’s assets were increased, because such fees are calculated as a percentage of the fund’s assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

Among the potential benefits of the Plans, the trustees noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund’s Class A, Class C and Class FI shares, as applicable, and to maintain and enhance the level of services they provide to that class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated with respect to a class of the fund by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires shareholder approval; otherwise, a Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

In accordance with Rule 12b-1, each Plan provides that LMIS will submit to the Board, and the trustees will review at least quarterly, a written report of any amounts expended pursuant to a Plan and the purposes for which expenditures were made.

As compensation for its services and expenses, LMIS receives from the fund an annual service fee equivalent to 0.15% of the fund’s average daily net assets attributable to Class A shares in accordance with the Class A Plan. As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.45% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class C shares in accordance with the Class C Plan. As compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to up to 0.15% of the fund’s average daily net assets attributable to Class FI shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class FI shares in accordance with the Class FI Plan. The Board has currently approved payment of only a 0.25% service fee under the Class FI Plan. All distribution and service fees are calculated daily and paid monthly.

For the fiscal year ended March 31, 2010, the fund incurred service fees of $238,760 with respect to Class A shares.

For the fiscal year ended March 31, 2010, the fund incurred distribution and service fees of $82,463 with respect to Class C shares.

As of the date of this SAI, Class FI had not yet commenced operations.

All such fees were paid to LMIS, the fund’s Principal Underwriter as provided for in the underwriting agreement between LMIS and the fund and pursuant to the Plans.

DESCRIPTION OF THE TRUST

The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. The fund currently offers Class A, Class C, Class FI and Class I shares. Each share in the fund is entitled to one vote for the election of trustees and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

Shareholders’ meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1), or the Board otherwise deems a meeting appropriate or necessary. The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective fund at 100 International Drive, Baltimore, Maryland 21202, Attn: Fund Secretary, stating the purpose of the proposed meeting and the matters to be acted upon.

OTHER INFORMATION

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund and of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which the adviser believes is remote. Upon payment of any liability incurred by any fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as reasonably possible, ultimate liability of the shareholders for liabilities of the fund.

THE TRUST’S CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, MA 02105, serves as custodian of the fund’s assets. BFDS, P.O. Box 953, Quincy, MA 02169, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right to institute other charges on shareholders to cover the fund’s administrative costs.

THE TRUST’S LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as the Trust’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The Annual Report to shareholders for the fiscal year ended March 31, 2010 contains the Trust’s financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein.

APPENDIX A

RATINGS OF SECURITIES

1. Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Long-Term Municipal Bonds

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Municipal Bonds

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

2. Description of Standard & Poor’s (“S&P”) Ratings

The following descriptions of S&P’s ratings have been published by Standard & Poor’s Financial Service LLC.

Municipal Long-Term Bonds

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA —An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)—The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR—This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Municipal Bonds

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Commercial Paper

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Description of Fitch, Inc. Ratings

The following descriptions of Fitch’s ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

Long-Term Municipal Bonds

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default , categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns—Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-)—The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Short-Term Municipal Bonds

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B

LEGG MASON FUNDS

PROXY VOTING POLICIES

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies—Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds—Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds’ Proxy Voting Policies and Procedures—The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review—An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5. Changes to Advisers’ Policies and Procedures—On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Partners Fund Advisor, LLC

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

LEGG MASON INVESTMENT COUNSEL, LLC

PROXY VOTING

Background

LMIC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client by executing the Proxy Voting Form- Exhibit C of the Investment Management Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LMIC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LMIC) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LMIC shall undertake responsibility for proxy voting as follows: (1) for accounts where LMIC has no investment authority (such as when it serves as custodian or directed trustee), unless by agreement with LMIC, LMIC shall deliver proxies to the account owner or the party who exercises investment discretion over the account; (2) for accounts where LMIC shares investment authority with another party (such as with a co-trustee), LMIC shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LMIC, such other party expressly reserves to itself the voting of proxies for the account; (3) for accounts where LMIC has sole investment authority, it shall assume the responsibility and authority with respect to the voting of proxies, unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or reserved to the trustee or other named fiduciary of a client account. For accounts where LMIC has appointed a sub-adviser to manage the client account, LMIC shall deliver proxies to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner or other beneficiary may direct LMIC to refrain from voting a specific security, and name themselves or another person to so vote, while LMIC retains voting authority over the other securities in the account.

With respect to shares over which LMIC has voting authority, LMIC will not decline to vote proxies except in extraordinary circumstances. Nor will LMIC accept direction from others with regard to the voting of proxies, although LMIC will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LMIC may vote proxies related to the same security differently for different clients.

LMIC seeks to identify any material conflicts that may arise between the interests of LMIC and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Investment Policy Committee, voting in accordance with the previously established guidelines set forth by the Investment Policy Committee. The Investment Policy Committee may seek the advice or recommendation of an independent third party, in its sole discretion. The Investment Policy Committee is comprised of senior executives of LMIC, as appointed by the Investment and Trust Committee of the LMIC Board of Directors.

Voting Guidelines

Proxies will not be voted without an analysis of the underlying issues involved. LMIC’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LMIC. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with guidelines established by the LMIC Investment Policy Committee, consistent with the policy of maximizing value.

Voting Records & Client Notification

A complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LMIC. A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LMIC at Legg Mason Trust, 100 Light Street, Baltimore, Maryland, 21202, attention: Proxy Administrator. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

LMIC personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

LMIC’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, LMIC will deliver a copy of LMIC’s Proxy Policy to all existing clients. New Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Voting Procedures When LMIC Utilizes a Third Party Proxy Service

If LMIC utilizing a third party proxy service in connection with certain client accounts, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. The Proxy

Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the Investment Management Team. After the Investment Management Team authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

Corporate Actions

All corporate action related material will be delivered to LMIC’s corporate action coordinator (the “Corporate Action Coordinator”), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinator receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

The Corporate Action Coordinator will also keep accurate records of each corporate action and the steps that were taken by the firm in a corporate actions log.

COMMUNICATIONS WITH BENEFICIAL OWNERS

It is the policy of LMIC to comply with the Shareholder Communications Act of the Securities and Exchange Commission. Under the Shareholder Communications Act, LMIC is required to forward proxy materials to beneficial owners whose securities are held by LMIC. Also, LMIC is required to provide a corporate issuer, on request, with the names, addresses and securities positions of certain beneficial owners. It is the policy of LMIC to solicit the consent of beneficial owners to determine whether disclosure is appropriate. For accounts opened on or before December 28, 1986, the beneficial owner must affirmatively consent to disclosure; for accounts opened after that date, the beneficial owner will be deemed to have consented to such disclosure if he has not affirmatively objected to disclosure.

Procedures

On the distribution of proxy material, LMIC will respond to a request within seven days as to the number of sets of proxy materials and/or annual reports it needs for forwarding to beneficial owners.

LMIC will forward proxy soliciting material and/or annual reports directly to beneficial owners within five business days after the date the material is received.

An executed proxy or a request for voting instructions will be forwarded to those beneficial owners whose securities are directly held by LMIC within five business days after the date the proxy cards are received.

Legg Mason Tax-Free Income Fund

Part C. Other Information

Item 28.	Exhibits

(a)	(i)	Declaration of Trust (1)
	(ii)	Amendment to Declaration of Trust dated January 31, 1991 (1)
	(iii)	Amendment to Declaration of Trust dated March 11, 1991 (1)
	(iv)	Amendment to Declaration of Trust dated July 30, 1992 (1)
	(v)	Amendment to Declaration of Trust dated July 29, 1994 (2)
	(vi)	Amendment to Declaration of Trust dated September 14, 1999 (3)
	(vii)	Amendment to Declaration of Trust dated July 3, 2001 (4)
	(viii)	Amendment to Declaration of Trust dated September 6, 2002 (6)
	(ix)	Amendment to Declaration of Trust dated January 28, 2009 (10)
	(x)	Amendment to Declaration of Trust dated July 26, 2010 – filed herewith

(b)	Amended and Restated Bylaws dated August 8, 2002 (6)

(c)

Instruments defining the rights of security holders with respect to Legg Mason Investment Counsel Maryland Tax-Free Income

Trust are contained in the Declaration of Trust, as amended, and the Amended and Restated By-Laws, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herein.

(d)	(i)	Investment Advisory and Management Agreement (3)
	(ii)	Sub-Advisory Agreement (3)
	(iii)	Inter-Affiliate Transfer Agreement (8)
	(iv)	Inter-Affiliate Transfer Agreement (11)

(e)	(i)	Distribution Agreement (8)
	(ii)	Amendment No. 1 to the Distribution Agreement dated December 15, 2006 (8)
	(iii)	Anti-Money Laundering Delegation Agreement dated November 13, 2009 (12)

(f)	Bonus, profit sharing or pension plans – none

(g)	(i)	Custodian Agreement (1)
	(ii)	Amendment to Custodian Agreement dated July 1, 2001 (5)

(h)	(i)	Transfer Agency and Services Agreement (13)
	(ii)	Amended Schedule A to Transfer Agency and Services Agreement (12)

(i)	Legal opinion and consent of counsel – filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Financial statements omitted from Item 28 – none

(l)	(i)	Agreement for providing initial capital with respect to the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (1)

(m)	(i)	Amended Distribution Plan pursuant to Rule 12b-1 (1)
	(ii)	Amendment to the Distribution Plan (7)
	(iii)	Amendment to the Amended Distribution Plan pursuant to Rule 12b-1 (9)
	(iv)	Class C Distribution Plan pursuant to Rule 12b-1 (15)
	(v)	Class FI Distribution Plan pursuant to Rule 12b-1 (15)

(n)	Multiple Class Plan Pursuant to Rule 18f-3 for Legg Mason Investment Counsel Maryland Tax-Free Income Trust (9)

(p)	Code of Ethics for the fund, its investment manager and its principal underwriter
	(i)	Legg Mason & Co., LLC (14)
	(ii)	Legg Mason Investment Counsel (7)

(1)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 31, 1997.
(2)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed June 15, 1995.
(3)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 14 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 27, 2000.
(4)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 11, 2001.
(5)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 16, 2002.
(6)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed May 29, 2003.
(7)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 26, 2006.
(8)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 23 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 27, 2007.
(9)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed December 1, 2008.
(10)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 27 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed January 30, 2009.
(11)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed February 26, 2010.
(12)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 26, 2010.
(13)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Western Asset Funds, Inc., SEC File No. 33-34929, filed April 27, 2009.
(14)	Incorporated herein by reference to the corresponding exhibit of the initial Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed October 13, 2009.
(15)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 29 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed May 27, 2010.

Item 29.	Persons Controlled By or Under Common Control with Registrant

None

Item 30.	Indemnification

Reference is made to Article 10 of Registrant’s Declaration of Trust, Article 10 of Registrant’s Amended and Restated Bylaws, and Section 10 of the Distribution Agreement. Article 10 of Registrant’s Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving trustees, officers, employees and agents will be paid by the Trust in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Manager and Investment Adviser

(a) Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMPFA have been engaged as director, officer, employee, partner, or trustee.

Ted P. Becker	CCO, LMPFA
Vice President, Legg Mason, Inc.

Charles J. Daley, Jr.	Manager, LMPFA
Director, Batterymarch
Manager and Treasurer, Brandywine
Treasurer and Director, LMCM
Director, LMGAA
Manager, Vice President and Treasurer, LMIC
Delegation of Authority, LMM
Director and President, NS
Director, President, and Treasurer, The Baltimore Co
Director, Barrett
President, Treasurer and Director, BMML
Manager, Clear Adv
Manager, Clear Asset
Director, Vice President and Treasurer, FG
Manager, GCIM
Manager, Vice President and Treasurer, GS
Executive Vice President, CFO, and Treasurer, Legg Mason, Inc.
Manager, President, Treasurer, LeggCo
President and Director, LM Canada Hldg
Vice President and Treasurer, LMCF
President, Treasurer, and Director, LMCRES
Director and President, LMFC
Director, LM & Co (UK) Ltd
President and Manager, LMIH
President and Manager, LMIH II
President and Manager, LMIH Chile
Manager, Vice President and Treasurer, LM Marketing
Vice Chairman and Treasurer, LMPAC
Manager, LMPPG

President, Director, and Treasurer, LM Properties
Treasurer, LMREC
Treasurer, LMREC II
President and Treasurer, LMRESA
Vice President and Treasurer, LMRC
Vice President and Treasurer, LMRG
Vice President and Treasurer, LMRP
Treasurer, LMTS
Treasurer, LM Tower
Director, Vice President and Treasurer, LMBAM
Manager, President and Treasurer, LMCC
Manager, President and Treasurer, LMCS I
Manager, President and Treasurer, LMCS II
Manager, President and Treasurer, LMCS III
Manager, President and Treasurer, LMCS IV
Manager, President and Treasurer, LMCS V
Director, President and Treasurer, LMRC II
Director, Vice President and Treasurer, LMRC Properties
Director, LMRES Hldgs
Director, PCM I
Director, PCM II
Manager, Royce
Manager, SBFM

David R. Odenath	Manager, LMPFA
Director, Batterymarch
Manager, Brandywine
Director, LMCM
Director, LMGAA
Director, BGIM
Director, Brandywine Singapore
Manager, Clear Adv
Manager, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Manager, LMPPG
Director, WAM
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAM Singapore

R. Jay Gerken	Chairman, President and CEO, LMPFA
Director, Chairman, President and CEO, Citi Funds
President and CEO, SBFM

Thomas C. Mandia	Secretary, LMPFA
Secretary, Citi Funds
Secretary, SBFM

Thomas C. Merchant	Vice President and Assistant Secretary, LMPFA
Secretary, Brandywine
Secretary, LMCM
Secretary, LMIC
Vice President and Secretary, NS
Vice President and Secretary, Legg Mason, Inc.
Secretary, LeggCo
Secretary, The Baltimore Co.
Secretary, Barrett

Assistant Secretary, Bartlett
Secretary, BMML
Secretary, FG
Secretary, GCIM
Secretary, LM Canada Hldg
Secretary, LMCF
Secretary, LMCRES
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile
Secretary, LM Properties
Secretary, LMPAC
Secretary, LMREC
Secretary, LMREC II
Secretary, LMRESA
Secretary, LMRC
Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower
Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Secretary, LMCS V
Secretary, LMRC II
Secretary, LMRC Properties
Assistant Secretary, LMRES Hldgs

Robert B. Shepler	Senior Vice President, LMPFA
Director and Senior Vice President, Citi Funds
Senior Vice President, SBFM

(b) Legg Mason Investment Counsel (“LMIC”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMIC have been engaged as director, officer, employee, partner or trustee.

Charles J. Daley, Jr.	Vice President and Treasurer, LMIC
Treasurer, Brandywine
Director, LMFA
Treasurer and Director, LMCM
Delegation of Authority, LMM
President, NS
Director, President, and Treasurer, The Baltimore Co
President, Treasurer and Director, BMML
Manager, Clear Adv
Manager, Clear Asset
Vice President and Treasurer, GS
Senior Vice President, CFO, and Treasurer, Legg Mason, Inc.
Manager, President, Treasurer, Legg Mason & Co
Director, LM & Co (UK) Ltd
Treasurer, LMFunds
President and Director, LM Funding
Manager, GAA
Manager, GCIM

President and Manager, LMIH
President and Manager, LMIH II
President and Manager, LMIH Chile
Vice President and Treasurer, LM Marketing
Manager, LMPFA
President, Director, and Treasurer, LM Properties
Treasurer, LMREI
President, Treasurer, and Director, LMCRES
President and Treasurer, LMRESA
Vice President and Treasurer, LMRC
Vice President and Treasurer, LMRG
Vice President and Treasurer, LMRP
Director and Treasurer, LMTS
Treasurer, LM Tower
Vice President and Treasurer, LMRC II
Vice President and Treasurer, LMRC Properties
President and Director, LM Canada Hldg

Thomas C. Merchant	Secretary, LMIC
Secretary, Brandywine
Secretary, LMCM
Vice President and Secretary, Legg Mason, Inc.
Secretary, The Baltimore Co.
Secretary, Barrett
Assistant Secretary, Bartlett
Assistant Secretary, BRE
Secretary, FG
Secretary, LMFunds
Secretary, GCIM
Secretary, LMCF
Vice President and Secretary, LM Funding
Secretary, LMREI
Secretary, LMCRES
Secretary, BMML
Secretary, LM Canada Hldg
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile
Vice President and Assistant Secretary, LMPFA
Secretary, LMPAC
Secretary, LM Properties
Secretary, LMREI
Secretary, LMRESA
Secretary, LMREC
Secretary, LMREC II
Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower
Secretary, LMRC
Secretary, LMRC II
Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Vice President and Treasurer, LMFM
Assistant Secretary, LMRES Hldgs
Secretary, LMRC Properties

Addresses for Item 31

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Batterymarch GP, LLC

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (“BGIM”)

Level 9, Leaf B, Tower 42

25 Old Broad Street

London, England EC2N 1HQ

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Citi Fund Management Inc. (“Citi Funds”)

100 First Stamford Place

Stamford, CT 06902-6729

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Fairfield Group, Inc. (“FG”)

200 Gibraltor Road

Horsham, PA 19044

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding, Corp. (“LMFC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave.

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor No 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital, Inc. II (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)

100 International Drive

Baltimore, MD 21202

LM Capital Support I (“LMCS I”)

100 International Drive

Baltimore, MD 21202

LM Capital Support II (“LMCS II”)

100 International Drive

Baltimore, MD 21202

LM Capital Support III (“LMCS III”)

100 International Drive

Baltimore, MD 21202

LM Capital Support IV (“LMCS IV”)

100 International Drive

Baltimore, MD 21202

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Smith Barney Fund Management (“SBFM”)

100 First Stamford Place

Stamford, CT 06902

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the Registrant’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Legg Mason Charles Street Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Capital Management Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Capital Management Value Trust, Inc.; Legg Mason Global Asset Management Trust; Legg Mason Investment Trust, Inc.; Legg Mason Capital Management Growth Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Barrett Opportunity Fund, Inc.; Legg Mason Partners Variable Income Trust; and Legg Mason Partners Income Trust.

(b) The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Kimberly Mustin	Co-Managing Director	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Matthew Schiffman	Co-Managing Director	None
100 First Stamford Pl.
Stamford, CT 06902-6732

George Betzios	Vice President	None
55 Water Street, 31st Floor
New York, NY 10041

W. Talbot Daley	Vice President	None

David J. Eikenburg	Vice President	None

Mark E. Freemyer	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Thomas J. Hirschmann	Vice President	None

Joseph P. LaRocque	Vice President	None

Michael P. McAllister	Vice President	None

Theresa P. McGuire	Vice President	None

Jeremy O’Shea	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Joel R. Sauber	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Robert Shepler	Vice President	None
55 Water Street, 32nd Floor
New York, NY 10041

Jason Bennett	Chief Financial Officer, Treasurer	None
and Financial Reporting Officer

Kenneth D. Cieprisz	Chief Compliance Officer	None
620 8th Avenue, 49th Floor
New York, NY 10018

Joseph M. Furey	General Counsel and	None
Secretary

Erin L. Clark	Assistant Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Ronald Holinsky	Deputy General Counsel	None

Stephen A. Scarpino	AML Compliance Officer	None
100 First Stamford Pl.
Stamford, CT 06902

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33.	Location of Accounts and Records

The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained in the physical possession of:

State Street Bank and Trust Company		Legg Mason Partners Fund Advisor, LLC
P. O. Box 1713	and	620 Eighth Avenue
Boston, Massachusetts 02105		New York, New York 10018

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Tax-Free Income Fund certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 30 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of July, 2010.

LEGG MASON TAX-FREE INCOME FUND

By:	/s/ DAVID R. ODENATH
David R. Odenath President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/S/ MARK R. FETTING Mark R. Fetting	Chairman and Trustee	July 28, 2010

/S/ DAVID R. ODENATH David R. Odenath	President (Principal Executive Officer) and Trustee	July 28, 2010

/S/ RUBY P. HEARN* Ruby P. Hearn	Trustee	July 28, 2010

/S/ ARNOLD L. LEHMAN* Arnold L. Lehman	Trustee	July 28, 2010

/S/ ROBIN J.W. MASTERS* Robin J.W. Masters	Trustee	July 28, 2010

/S/ JILL E. MCGOVERN* Jill E. McGovern	Trustee	July 28, 2010

/S/ ARTHUR S. MEHLMAN* Arthur S. Mehlman	Trustee	July 28, 2010

/S/ G. PETER O’BRIEN* G. Peter O’Brien	Trustee	July 28, 2010

/S/ S. FORD ROWAN* S. Ford Rowan	Trustee	July 28, 2010

/S/ ROBERT M. TAROLA* Robert M. Tarola	Trustee	July 28, 2010

/S/ KAPREL OZSOLAK Kaprel Ozsolak	Chief Financial Officer (Principal Financial and Accounting Officer)	July 28, 2010

* By:	/s/ RICHARD M. WACHTERMAN
Richard M. Wachterman
Attorney in Fact, pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies’ Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND
LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.
LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON CHARLES STREET TRUST, INC.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON LIGHT STREET TRUST, INC.

LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Partners Fund Advisor, LLC or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, DAVID R. ODENATH, R. JAY GERKEN, KAPREL OZSOLAK, ROBERT I. FRENKEL, RICHARD M. WACHTERMAN, THOMAS C. MANDIA, MARC A. DE OLIVERIA, MICHAEL KOCUR, ARTHUR C. DELIBERT and NDENISARYA M. BREGASI my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

Any subsequently executed power of attorney that grants powers unrelated to the powers granted herein will not revoke nor supersede this power of attorney unless such subsequent power of attorney expressly states otherwise.

WITNESS my hand on the date set forth below at Baltimore, Maryland.

SIGNATURE	DATE

/S/ MARK R. FETTING Mark R. Fetting	February 24, 2010

/S/ DAVID R. ODENATH David R. Odenath	February 24, 2010

/S/ RUBY P. HEARN Ruby P. Hearn	February 24, 2010

/S/ ARNOLD L. LEHMAN Arnold L. Lehman	February 24, 2010

/S/ ROBIN J.W. MASTERS Robin J.W. Masters	February 24, 2010

/S/ JILL E. MCGOVERN Jill E. McGovern	February 24, 2010

/S/ ARTHUR S. MEHLMAN Arthur S. Mehlman	February 24, 2010

/S/ JENNIFER W. MURPHY Jennifer W. Murphy	February 24, 2010

/S/ G. PETER O’BRIEN G. Peter O’Brien	February 24, 2010

/S/ S. FORD ROWAN S. Ford Rowan	February 24, 2010

/S/ ROBERT M. TAROLA Robert M. Tarola	February 24, 2010

Legg Mason Tax-Free Income Fund

Post-Effective Amendment No. 30

Exhibit Index

(a)(x)	Amendment to Declaration of Trust dated July 26, 2010

(i)	Legal opinion and consent of counsel

(j)	Consent of Independent Registered Public Accounting Firm